OCTOBER 31, 1996

                                     ANNUAL
                                     REPORT

                               INSTITUTIONAL CLASS

                                    PORTICO
                                     FUNDS

                                    MICROCAP
                                      FUND



NOTICE TO INVESTORS

- Shares of Portico Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.


TABLE OF CONTENTS

                                                                   Page(s)
                                                                   -------

SHAREOWNER LETTER....................................................1-2
PORTICO MICROCAP FUND................................................4-5
STATEMENT OF ASSETS AND LIABILITIES...................................6
STATEMENT OF OPERATIONS...............................................6
STATEMENT OF CHANGES IN NET ASSETS....................................7
FINANCIAL HIGHLIGHTS..................................................8
SCHEDULE OF INVESTMENTS..............................................9-10
NOTES TO THE FINANCIAL STATEMENTS...................................11-12
REPORT OF INDEPENDENT ACCOUNTANTS.....................................13


DEAR SHAREOWNER:

As you will recall, you received a Portico MicroCap Fund annual report back in August. However, in an effort to align all Portico Funds on the same reporting period, we have changed MicroCap Fund's fiscal year-end from June 30 to October
31. This explains this new annual report.


INVESTMENT REVIEW

The stock market continued its history-making climb over the past twelve months, breaking the 6000 mark and leaving the question, "how far will it go?" unanswerable. During this time period, Portico MicroCap Fund returned a very impressive 54.7% return. This compares very favorably against the returns of both the Russell 2000 and the Standard & Poor's 500, the Fund's benchmarks (see page 4 for comparisons and index explanations).

Given the roller coaster ride both the equity and fixed-income markets took over the past year, we feel our growth at reasonable prices equity and structured fixed-income management styles can provide our shareowners with a "smoother" ride. We believe our goal of persistency, as we adhere to our twin investment disciplines, eliminates undue surprises. And, as always, we are committed to seeking above-average, risk-adjusted returns over complete market cycles.

The beginning of November witnessed one of the largest post-election stock market rallies in U.S. history including the sixth biggest point increase ever - and a .3% decline in long-term interest rates. With the election and the uncertainty of how it would affect the markets behind us, it's time to focus on what we think lies ahead.


MARKET OUTLOOK

Our economic and market outlook is predicated on the following trends:

 1. The economic cycle is "muted" with LONGER, MORE MODERATE EXPANSIONS AND SHORTER, LESS SEVERE RECESSIONS.

 2. Historically, the shape of the yield curve is highly correlated with the pace of future economic growth. The "steep" yield curve three years ago accurately forecast 1994's pickup in economic activity while today's "flat" difference between three-month and 10-year interest rates suggests MORE MODERATE GROWTH AHEAD (2-3% real GDP for calendar 1997).

 3. Divided government (Democratic administration and Republican congress) improves our long standing outlook for A CYCLICALLY BALANCED FEDERAL BUDGET AND CONTINUED SLOW GROWTH IN GOVERNMENT SPENDING.

 4. The 40% of U.S. economic output (Gross Domestic Product or GDP) representing government (24%) and healthcare (16%) will show MODERATE (2-4%) 1997 GROWTH.
 5. The "REBIRTH" OF THE AMERICAN CONSUMER, based on rising incomes, record consumer confidence and favorable demographics, will offset weak government and healthcare spending to produce steady GDP growth next year.

 6. Despite limited pricing power, CORPORATE PROFITABILITY IS AT RECORD LEVELS (Source: Ed Kerschner, PaineWebber) as wage increases are more than offset by technology-based productivity enhancements. This leads to our forecast of 4-7% S&P 500 earnings per share growth in 1997.

 7. Kept in check by global competition, INFLATION, AS MEASURED BY THE CONSUMER PRICE INDEX (CPI), HAS AVERAGED 3% SINCE 1991 AND WE EXPECT A 2-4% RANGE FOR 1997.

 8. Since 1926, the S&P 500 STOCK INDEX HAS PROVIDED A +15.4% annual return in years when inflation was in the 2% to 5% range. The last negative calendar year of S&P 500 return in a moderate (2-5%) inflation environment was 1966.

 9. THE U.S. MARKETS ARE INCREASINGLY THE MARKETS OF CHOICE FOR GLOBAL INVESTORS with foreign investment in the U.S. stock and bond markets again on the rise.

10. With inflation running at a 3% rate, REAL, OR INFLATION-ADJUSTED, INTEREST RATES RANGE FROM WELL OVER 2% FOR SHORT-TERM RATES TO ALMOST 4% FOR LONG-TERM RATES.



IN SUMMARY

To summarize, we believe a surprisingly resilient consumer will offset weakness in the government and healthcare sectors allowing inflation-adjusted economic growth to remain in its 2% to 4% trendline range. Inflation, restrained by global competition and mitigated by technology-based productivity gains, should remain subdued, increasing at a 2% to 4% annual rate. Moderate economic growth and continued low inflation provide a favorable environment for financial assets.

As always, we appreciate your confidence in the Portico Fund Family and encourage you to read the portfolio reviews that follow.


(PHOTO)                                             (PHOTO)

J. SCOTT HARKNESS, CFA                              MARY ELLEN STANEK, CFA
Chairman/Chief                                      President
Investment Officer
Firstar Investment Research & Management Company




                                 MICROCAP FUND

We are pleased to report excellent performance results for Portico MicroCap Fund over the past twelve months. The Fund's outstanding record continues to catch the eye of such national publications as The Wall Street Journal, Investors Business Daily, The New York Times and USA Today. During this time period, stock market volatility provided the Fund with many opportunities to invest in high-quality microcap stocks at very reasonable prices.

Security recommendations from several members of our equity analyst team have proven to be among our best performing stocks in the portfolio. Laurian Lytle has provided excellent coverage of consumer staples companies (French Fragrances) and finance companies (Granite Financial, Inc. and Southern Pacific Funding Corporation). Tom Bolgert's expertise in professional services companies has led us to some top performers such as Safeguard Health Enterprises, Inc. and Pomeroy Computer Resources, Inc. Overall, the best performing sectors for the Fund have been in the capital goods, healthcare, and technology areas. On the other hand, the Fund has remained underinvested in the energy sector, which has been a very strong sector for microcap stocks. See the schedule of investments on pages 8-9 for full portfolio composition.

Over the past year, we have been often asked to reopen the Fund to new investors. Currently, we believe it is still in the best interests of our present shareowners to remain closed. However, we will continue to evaluate this decision.

A decline in large company stock prices tend to drive down prices of small-cap companies even further. As always, we caution shareowners of the inherent volatility which occurs in the microcap segment. However, should the market remain strong, we believe the Fund is very well positioned to take advantage of the superior growth rates of microcap companies.



(PHOTO)


Mark D. Westman, CFA


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------

Mark D. Westman, CFA, CPA, Vice President and Senior Portfolio Manager has managed the Fund since its inception on August 1, 1995. Mark has been with Firstar since 1992 and has four years of investment management experience. He received his BA from Augustana College in 1985 and his MBA from the University of Chicago in 1993. Mark is a Chartered Financial Analyst and Certified Public Accountant.


                            8/1/95          6/96           10/96
PORTICO MICROCAP FUND      $10,000        $16,393         $17,188
S&P 500 STOCK INDEX        $10,000        $12,248         $12,975
RUSSELL 2000               $10,000        $11,709         $11,567

This chart assumes an initial investment of $10,000 made on 8/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                         CUMULATIVE RATE OF RETURN (%)
                       FOR PERIOD ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
                                            Fiscal               Since Inception
                                         Year-to-Date    1 Year       8/1/95
--------------------------------------------------------------------------------

PORTICO MICROCAP FUND                        4.9         54.7         71.9
S&P 500 STOCK INDEX<F1>                      5.9         24.1         29.8
RUSSELL 2000<F2>                            (1.2)        16.6         15.7
--------------------------------------------------------------------------------


<F1>The S&P 500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F2>The Russell 2000, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization.

An investment cannot be made directly in an index.

Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 10/31/96
-----------------------------------------------------------------------------
SIPEX CORPORATION                                                 6.2%
POMEROY COMPUTER RESOURCES, INC.                                  5.8%
EPIC DESIGN TECHNOLOGY, INC.                                      4.5%
UGLY DUCKLING CORPORATION                                         4.3%
MICREL, INC.                                                      4.0%
-----------------------------------------------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/96
-----------------------------------------------------------------------------
$75,640,521
-----------------------------------------------------------------------------



MICROCAP FUND
STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1996


ASSETS:
  Investments, at value (Cost $63,366)                         $75,929
  Income receivable                                                 13
  Organization costs, net of
    accumulated amortization                                        18
  Receivable for securities sold                                   580
  Other assets                                                      13
                                                             ---------
    Total Assets                                                76,553
                                                             ---------

LIABILITIES:
  Payable for securities purchased                                 780
  Payable to affiliates                                            113
  Accrued expenses and other liabilities                            19
                                                             ---------
    Total Liabilities                                              912
                                                             ---------

NET ASSETS                                                     $75,641
                                                             =========

NET ASSETS CONSIST OF:
  Capital stock                                                $50,508
  Undistributed net investment (loss)                              (1)
  Undistributed accumulated net realized gains                  12,571
  Unrealized net appreciation on investments                    12,563
                                                             ---------
    Total Net Assets                                           $75,641
                                                             =========

SERIES A:
  Net assets                                                   $ 9,273
  Shares authorized ($.0001 par value)                          50,000
  Shares issued and outstanding                                    574
  Net asset value and redemption price per share<F3>            $16.16
                                                             =========
  Maximum offering price per share<F3>                          $16.83
                                                             =========

SERIES INSTITUTIONAL:
  Net assets                                                   $66,368
  Shares authorized ($.0001 par value)                          50,000
  Shares issued and outstanding                                  4,096
  Net asset value, redemption price
    and offering price per share<F3>                            $16.20
                                                             =========

<F3> Amounts may not recalculate due to rounding.

                See notes to the financial statements.


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
PERIOD ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
  Dividend income                                              $     6
  Interest income                                                   61
                                                             ---------
                                                                    67
                                                             ---------

EXPENSES:
  Investment advisory fees                                         356
  Administration fees                                               24
  Shareowner servicing and accounting costs                         18
  Service organization fees _ Series A                               7
  Custody fees                                                      10
  Federal and state registration fees                                3
  Professional fees                                                  7
  Reports to shareowners                                             2
  Amortization of organization costs                                 2
  Directors' fees and expenses                                       1
  Other                                                              1
                                                             ---------

  Total expenses before waiver                                     431
   Less: Waiver of expenses                                       (12)
                                                             ---------

   Net Expenses                                                    419
                                                             ---------
NET INVESTMENT (LOSS)                                            (352)
                                                             ---------

REALIZED ANDUNREALIZEDGAIN:
  Net realized gain on investments                               5,738
  Change in unrealized appreciation on investments             (1,894)
                                                             ---------

   Net gain on investments                                       3,844
                                                             ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $3,492
                                                             =========


                     See notes to the financial statements.




MICROCAP FUND
STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                            July 1, 1996      Aug. 1, 1995<F4>
                                              through             through
                                          October 31, 1996     June 30, 1996
                                         -----------------   -----------------

OPERATIONS:
  Net investment (loss)                        $  (352)            $   (85)
  Net realized gain on investments                5,738              10,355
  Change in unrealized appreciation
   on investments                               (1,894)              14,457
                                              ---------           ---------
  Net increase in net assets resulting
   from operations                                3,492              24,727
                                              ---------           ---------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                        74              51,298
  Shares issued to owners in
   reinvestment of dividends                          _               1,616
  Shares redeemed                                 (556)             (1,920)
                                              ---------           ---------
  Net (decrease) increase                         (482)              50,994
                                              ---------           ---------

DISTRIBUTIONS TO
  SERIES A SHAREOWNERS:
  From net investment income                          _                (22)
  From net realized gains                             _               (365)
                                              ---------           ---------
                                                      _               (387)
                                              ---------           ---------

DISTRIBUTIONS TO
  SERIES INSTITUTIONAL SHAREOWNERS:
  From net investment income                          _               (155)
  From net realized gains                             _             (2,548)
                                              ---------           ---------
                                                      _             (2,703)
                                              ---------           ---------

TOTAL INCREASE IN NET ASSETS                      3,010              72,631

NET ASSETS:
  Beginning of period                            72,631                _  0
                                              ---------           ---------
  End of period (including undistributed
   net investment loss of $(1)
   and $(262), respectively)                    $75,641             $72,631
                                              =========           =========


<F4> Commencement of operations.


                See notes to the financial statements.



MICROCAP FUND
FINANCIAL HIGHLIGHTS
                                                           July 1, 1996                                 August 1, 1995<F5>
                                                             through                                         through
                                                         October 31, 1996                                 June 30, 1996
                                             ----------------------------------------         -------------------------------------

                                            Series A             Series Institutional           Series A       Series Institutional
                                            ---------           ---------------------           ---------     ---------------------
Per Share Data:
Net asset value,
    beginning of period                     $ 15.42                      $ 15.45                 $  10.00               $  10.00

Income from investment operations:
    Net investment income                     (0.08)<F6>                   (0.07)<F6>               (0.02)                 (0.02)
    Net realized and unrealized
     gains on securities                       0.82                         0.82                     6.10                   6.14
                                          ---------                    ---------                ---------              ---------
    Total from investment operations           0.74                         0.75                     6.08                   6.12
                                          ---------                    ---------                ---------              ---------
Less distributions:
    Dividends from net investment income          _                            _                   (0.04)                 (0.05)
    Distributions from capital gains              _                            _                   (0.62)                 (0.62)
                                          ---------                    ---------                ---------              ---------
    Total distributions                           _                            _                   (0.66)                 (0.67)
                                          ---------                    ---------                ---------              ---------
Net asset value, end of period              $ 16.16                      $ 16.20                 $  15.42               $  15.45
                                          =========                    =========                =========              =========

Total return<F7><F8>                          4.80%                        4.85%                   63.52%                 63.93%

Supplemental data and ratios:
    Net assets, in thousands, end of period $ 9,273                      $66,368                   $9,036               $ 63,595
    Ratio of net expenses to average
     net assets<F9>                           1.97%                        1.72%                    1.99%                  1.74%
    Ratio of net investment (loss)
     to average net assets<F9>              (1.69)%                      (1.44)%                  (0.36)%                (0.16)%

    Portfolio turnover rate<F7><F10>         64.44%                       64.44%                  283.67%                283.67%
    Average commission rate paid<F9>        $0.0460                      $0.0460                 $ 0.0423               $ 0.0423




<F5> Commencement of operations.
<F6> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F7> Not annualized.
<F8> The total return calculation does not reflect the 4% front-end sales charge for Series A.
<F9> Annualized.
<F10>Portfolio turnover and average commission rate paid are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                See notes to the financial statements.


MICROCAP FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

  Number                                                           Market
    of                                                             Value
  Shares                                                       (in thousands)
----------                                                    ---------------

          COMMON STOCKS 99.7%
          BUILDING & HOUSING 9.6%
100,000   American Homestar Corporation<F11>                      $ 2,125
 89,600   NCI Building Systems, Inc. <F11>                          2,934
 51,100   Palm Harbor Homes, Inc. <F11>                             1,437
 39,700   Watsco, Inc.                                                769
                                                                ---------
                                                                    7,265
                                                                ---------

          BUSINESS SERVICES 9.2%
 10,400   Abacus Direct Corporation <F11>                             273
108,500   Barrett Business Services, Inc. <F11>                     1,790
 56,900   Data Processing Resources Corporation <F11>               1,145
280,900   Richey Electronics <F11>                                  2,458
 21,350   Right Management Consultants <F11>                          470
 49,500   Superior Services, Inc. <F11>                               854
                                                                ---------
                                                                    6,990
                                                                ---------

          COMPUTER SOFTWARE & SERVICES 8.3%
 17,500   CyberMedia, Inc. <F11>                                      389
140,300   EPIC Design Technology, Inc. <F11>                        3,437
  4,000   Industri-Matematik International Corp. <F11>                 39
 31,800   SELECT Software Tools - ADR <F11>                           700
  4,800   Simulation Sciences, Inc. <F11>                              53
 72,900   Summit Design, Inc. <F11>                                   775
 20,800   XLConnect Solutions, Inc. <F11>                             608
 22,500   Xionics Document Technologies, Inc. <F11>                   287
                                                                ---------
                                                                    6,288
                                                                ---------

          COMPUTER SYSTEMS 4.8%
115,300   Quickturn Design Systems, Inc. <F11>                      1,686
178,300   Storm Technology, Inc. <F11>                              1,984
                                                                ---------
                                                                    3,670
                                                                ---------

          COSMETICS & SOAP 5.3%
 36,000   Carson, Inc. <F11>                                          585
233,300   French Fragrances, Inc. <F11>                             2,071
315,800   Parlux Fragrances, Inc. <F11>                             1,362
                                                                ---------
                                                                    4,018
                                                                ---------

          DATA PROCESSING 1.8%
 70,800   CCC Information Services Group <F11>                      1,328
                                                                ---------

          DISTRIBUTION 5.8%
189,000   Pomeroy Computer Resources, Inc. <F11>                    4,394
                                                                ---------

          ELECTRICAL EQUIPMENT 3.1%
 98,300   C.P. Clare Corporation <F11>                                811
 30,700   Cymer, Inc. <F11>                                           721
 28,400   LeCroy Corporation <F11>                                    838
                                                                ---------
                                                                    2,370
                                                                ---------

                See notes to the financial statements.



  Number                                                           Market
    of                                                             Value
  Shares                                                       (in thousands)
----------                                                    ---------------

          ELECTRONICS 13.1%
148,400   Micrel, Inc.<F11>                                        $3,042
128,100   SDL, Inc. <F11>                                           2,178
176,400   Sipex Corporation <F11>                                   4,653
                                                                ---------
                                                                    9,873
                                                                ---------

          ENTERTAINMENT & LEISURE 0.5%
118,100   IndeNet, Inc. <F11>                                         369
                                                                ---------

          EQUIPMENT RENTAL 3.8%
161,300   Coinmach Laundry CORPORATION <F11>                        2,903
                                                                ---------

          FOOD - DISTRIBUTION 0.9%
 67,100   Unimark Group, Inc. <F11>                                   663
                                                                ---------

          FINANCIAL SERVICES 2.7%
 51,500   Granite Financial, Inc. <F11>                               444
 51,200   Southern Pacific Funding Corporation <F11>                1,613
                                                                ---------
                                                                    2,057
                                                                ---------

          HOSPITAL SUPPLIES & SERVICES 5.0%
125,200   Safeguard Health Enterprises, INC. <F11>                  2,254
 56,000   Sterile Recoveries, Inc. <F11>                              812
 29,000   Xomed Surgical Products, INC. <F11>                         750
                                                                ---------
                                                                    3,816
                                                                ---------

          HUMAN RESOURCES 1.9%
 71,300   RemedyTemp, Inc. <F11>                                    1,426
                                                                ---------

          RESEARCH & DEVELOPMENT 0.4%
 13,900   Applied Analytical INDUSTRIES, Inc. <F11>                   302
                                                                ---------

          RETAIL SPECIALTY 5.2%
 98,700   Moovies, Inc. <F11>                                         666
206,500   Ugly Duckling Corporation <F11>                           3,252
                                                                ---------
                                                                    3,918
                                                                ---------
          RETIREMENT CARE 4.1%
107,500   Assisted Living CONCEPTS, Inc. <F11>                      1,747
106,500   Atria Communities, INC. <F11>                             1,345
                                                                ---------
                                                                    3,092
                                                                ---------
          RESTAURANT 1.3%
 89,100   Blimpie International, Inc.                               1,013
                                                                ---------

          SCHOOLS 0.4%
 17,900   Education Management CORPORATION <F11>                      293
                                                                ---------

          TECHNOLOGY - MISCELLANEOUS 1.8%
121,600   Pinnacle SYSTEMS, Inc. <F11>                              1,322
                                                                ---------


MICROCAP FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

  Number                                                           Market
    of                                                             Value
  Shares                                                       (in thousands)
----------                                                    ---------------

          TELECOMMUNICATIONS 4.9%
 44,000   Precision Response Corporation <F11>                    $ 1,573
 22,000   RMH Teleservices, INC. <F11>                                162
 81,800   Rural Cellular CORPORATION <F11>                            818
259,800   Syntellect, Inc. <F11>                                    1,169
                                                                ---------
                                                                    3,722
                                                                ---------

          TRANSPORTATION 5.8%
 70,500   Atlas Air, Inc. <F11>                                     2,600
 64,100   Coach USA, Inc. <F11>                                     1,747
                                                                ---------
                                                                    4,347
                                                                ---------

          Total Long-Term INVESTMENTS (Cost $62,876)               75,439
                                                                ---------

    Number
   of Shares
 (in thousands)
---------------

          SHORT-TERM INVESTMENTS 0.7%
          INVESTMENT COMPANIES 0.7%
      1   Financial Square Prime ObLigation Fund                        1
    489   Short-Term Investments Co. Liquid Assets Portfolio          489
                                                                ---------

          Total Short-Term INVESTMENTS (Cost $490)                    490
                                                                ---------

          Total Investments 100.4% (Cost $63,366)                  75,929
                                                                ---------

          Liabilities, less Other ASSETS (0.4)%                     (288)
                                                                ---------

          TOTAL NET ASSETS 100.0%                                 $75,641
                                                                =========

<F11> Non-income producing

                See notes to the financial statements.



MICROCAP FUND
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION
 Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The MicroCap Fund (the "Fund") is a separate, diversified investment portfolio of the Company. The Fund commenced operations on August 1, 1995. The objective of the MicroCap Fund is capital appreciation through investments in securities of small companies. The Fund's fiscal year end was changed from June 30 to October 31.

 The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares, aggregating $24, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

 The Company has issued two classes of Fund shares: Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.
b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

c) Income and Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e) When-Issued Securities - The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other high-quality liquid debt securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent reporting and tax differences be reclassified.

3. CAPITAL SHARE TRANSACTIONS
 Transactions in capital shares for the Fund, in thousands, were as follows:

Period from July 1, 1996 to Oct. 31, 1996:
                                         Series A          Series Institutional
                                    -----------------     ---------------------
                                     Amount    Shares      Amount       Shares
                                     -------  -------     --------     --------
Shares sold                            $27        2          $47             3

Shares redeemed                      (210)     (14)        (346)          (24)
                                    ------   ------       ------        ------
Net decrease                        $(183)     (12)       $(299)          (21)
                                    ------   ------       ------        ------

Period from Aug. 1, 1995 (commencement of operations),
through June 30, 1996:
                                         Series A          Series Institutional
                                   -------------------    ---------------------
                                   Amount       Shares      Amount      Shares
                                   -------     --------    -------      -------

Shares sold                        $6,729         609      $44,569        4,105
Shares issued   to owners in
  reinvestment
  of dividends                        383          35        1,233          112
Shares redeemed                     (694)        (58)      (1,226)        (100)
                                  -------    --------     --------     --------
Net increase                       $6,418         586      $44,576        4,117
                                  =======    ========     ========     ========

4. INVESTMENT TRANSACTIONS
 Purchases and sales of securities for the period ended October 31, 1996 (excluding short-term investments), in thousands, aggregated $47,376 and $44,583, respectively.

 At October 31, 1996, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

Appreciation                                           $18,321
(Depreciation)                                         (5,918)
                                                     ---------

Net unrealized appreciation on investments             $12,403
                                                     =========


At October 31, 1996, the cost of investments, in thousands, for federal income tax purposes was $63,526.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
 The Fund has entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Fund, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% as applied to the Fund's daily net assets.

 Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

 The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended October 31, 1996, $12 of administration fees, in thousands, were voluntarily waived for the Fund.

 The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Fund up to an annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Fund; and providing information periodically to customers showing their positions in Fund Series A shares. Service Organization fees, in thousands, incurred by the Fund aggregated $7 for the period ended October 31, 1996.

 Each director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Fund maintains its proportionate share of the Company's liability for deferred fees.

6. DISTRIBUTIONS
 On November 12, 1996, a distribution of approximately $2.75 per share, taxable to shareholders as ordinary income dividends, aggregating $12,769, in thousands, was paid by the Fund to shareowners of record on November 11, 1996, of both the Series A and Series Institutional Shares.




REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PORTICO MICROCAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico MicroCap Fund (one of the portfolios of Portico Funds, Inc. (the "Fund")) at October 31, 1996, the results of its operations for the period from July 1, 1996 through October 31, 1996, the changes in its net assets and its financial highlights for the period from July 1, 1996 through October 31, 1996, and for the period from August 1, 1995 (commencement of operations) through June 30, 1996, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Milwaukee, Wisconsin
December 6, 1996




- PORTICO FUNDS ARE AVAILABLE THROUGH:

  - the Portico Funds Center,

  - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

  - and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


                             TO OPEN AN ACCOUNT OR
                              REQUEST INFORMATION
                                 1-800-982-8909
                                 1-414-287-3710

                   FOR ACCOUNT BALANCES AND INVESTOR SERVICES
                                 1-800-228-1024
                                 1-414-287-3808

                              PORTICO FUNDS CENTER
                            615 East Michigan Street
                                 P.O. Box 3011
                            Milwaukee, WI53201-3011

                                                       NASD Ref #C96-1129-001